Exhibit 99.1 Builders FirstSource 2021 Investor Day D E C E M B E R 7 • D A L L A S , T E X A S

Welcome & Opening Remarks MIKE NEESE • SVP, Investor Relations 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 2

Safe Harbor & Non-GAAP Financial Measures Cautionary Notice Statements in this presentation and the schedules hereto that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. All forward-looking statements are based upon currently available information and the Company’s current assumptions, expectations and projections about future events. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are by nature inherently uncertain, and actual results or events may differ materially from the results or events described in the forward-looking statements as a result of many factors. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties, many of which are beyond the Company’s control or may be currently unknown to the Company, that could cause actual events or results to differ materially from the events or results described in the forward- looking statements, including risks or uncertainties related to the continuing COVID-19 pandemic, the Company’s merger with BMC and other acquisitions, the Company’s growth strategies, including gaining market share and its digital strategies, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy, including labor and supply shortages. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and may also be described from time to time in the other reports the Company files with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. Use of Non-GAAP Financial Measures This presentation includes financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We believe these non-GAAP measures provide investors with a better baseline for modeling our future earnings expectations. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Our calculations of adjusted net income, adjusted net income per share, adjusted EBITDA, free cash flow and net leverage are not necessarily comparable to similarly titled measures reported by other companies. The company provided detailed explanations and reconciliations of these non-GAAP financial measures in the earnings release included in its Form 8-K filed with the Securities and Exchange Commission on November 4, 2021. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 3

Today’s Agenda 9:00 am 10:30 am Welcome & Opening Remarks Winning Together as 1 MIKE NEESE DAVE RUSH SVP, Investor Relations EVP, Integration Management Office (IMO) Leader Transforming the Homebuilding Industry Accelerating Digital Adoption & Scaling with Paradigm DAVE FLITMAN TIM PAGE President & CEO EVP, Digital Solutions NATE HERBST Accelerating Growth and Productivity through SVP of Product Development, Paradigm Operational Excellence while Embracing (A Founder of Paradigm) Diversity & Inclusion MIKE FARMER Compounding Shareholder Value President, Commercial Operations PETER JACKSON LEA ALLAH CFO D&I Leader & HR Director Closing – Invest with Us Q&A Session 9:45 am DAVE FLITMAN Above Presenters President & CEO 10:15 am 11:30 am Break Q&A Session 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 4

Transforming the Homebuilding Industry DAVE FLITMAN • President & CEO 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 5

Today’s Key Messages 1 2 3 4 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 6

The Transformation of Homebuilding 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 7

Unique Market Position and Our Sustainable Competitive Advantages National leader and consolidator in a highly Exceptional geographic footprint with fragmented industry with strong balance sheet customer and end market diversity A leading one-stop shop with innovative Strategically investing in value-added capacity, solutions and breadth of product offerings driving share gains and margin expansion Experienced management team driving Expanding cash flow generation and operational excellence through the maintaining 1.0x to 2.0x leverage 1-TEAM Operating System Differentiated Market Leader Positioned for Above Market Growth and Expanding Profitability 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 8

Builders FirstSource Snapshot (NYSE: BLDR) Largest U.S. Supplier of Building Products, Prefabricated Components, and Value-added Services to the Professional Builder KEY STATISTICS NATIONAL REACH. LOCAL EXPERTISE. (2021E) Dallas, TX ~$13.6B ~$19.5B ~$2.9B ~$1.9B 1 Headquarters Market Cap Net Sales Adj. EBITDA FCF 2 Net Sales Breakdown 43% 17% 21% Value-added 26% 32% Product Mix 36% 6% 3 Base Business Product Mix at Geography End Market $400/mbf 77% 22% 31% 37% 32% Commodity 4 Exposed Specialized Products & Other East Single-family ~560 84 47 39 Lumber & Lumber Sheet Goods Central Multi-family 3 Locations of Top 100 of Top 50 States Manufactured Products West Repair & Remodel / Other MSAs Served MSAs Served Served Windows, Doors & Millwork 1 2 3 4 As of 12/3/2021. As of 10/31/21. Estimate assumes $400/mbf lumber & sheet good pricing. Commodity exposure in manufactured products represents an estimated 6% of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 9 2021E net sales mix at $400/mbf.

Benefiting from Favorable Industry Trends Annual Average Rate on 30-year Fixed-Rate Mortgages (%) YoY Change in Households (000s) 10.0 2,500 9.0 2,000 8.0 7.0 1,500 6.0 1,000 5.0 4.0 500 3.0 0 2.0 -500 1.0 Single-Family Housing Starts (000s) Single-Family Homes Under Construction (000s) 2,000 1,000 900 1,800 800 1,600 1,400 700 1,200 600 500 1,000 400 800 600 300 400 200 100 200 0 0 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 10 Source: U.S. Census and Freddie Mac. 1996 1996 1997 1997 1998 1998 1999 1999 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005 2006 2006 2007 2007 2008 2008 2009 2009 2010 2010 2011 2011 2012 2012 2013 2013 2014 2014 2015 2015 2016 2016 2017 2017 2018 2018 2019 2019 2020 2020 2021 2021 2001 1996 1997 2002 1998 2003 1999 2004 2000 2005 2001 2006 2002 2003 2007 2004 2008 2005 2009 2006 2010 2007 2008 2011 2009 2012 2010 2013 2011 2014 2012 2013 2015 2014 2016 2015 2017 2016 2018 2017 2018 2019 2019 2020 2020 2021 2021

Poised to Capture Significant Market Opportunity TODAY’S TOTAL ADDRESSABLE MARKET ~$19.5B BLDR 2021E Revenue 1 ~$150B Our Additional Market Share U.S. New Construction 2 3 Multi-Family Pro R&R +100 to 300 bps Building Materials – Single-Family Homes Annual Above Market Growth (2022E to 2025E) ~$111B ~$161B ~10% ~10% 20%+ ~1% ~2% Faster than the Market (2018 to 2021E) Clear Path Ahead to Further Capture Market Share 1 Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home 2 3 based on 2020 NAHB home data and Company estimates. Source: DODGE 2021 estimate. Source: HIRI 2021 estimate for PRO segment of R&R. Builder 100 for builders with >200 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 11 starts; US Census Bureau; 2017 US Economic Census; NAHB; McKinsey analysis. Top 5 builders starts per year: DR Horton (71.3k); Lennar (53.4k); Pulte Group (24.6k); NVR (19.8k); Taylor Morrison (12.5k). There were 359,928 establishments with 1.44M employees in the residential construction industry in 2017 according to US Census, County Business Patterns. Based on average spend per house of $36k per house for current LBM categories.

Our Mission, Vision and Values VISION VALUES MISSION To make the dream of home At the center of everything we do – To be the best supplier of building materials ownership more achievable for from the boardroom to the jobsite, they and services by having a people-first everyone, positioning Builders FirstSource define the Builders FirstSource culture and culture, exceptional customer service and as the most valuable guide our priorities, decisions, innovative solutions that create superior partner in the industry and actions with a focus on S.P.I.C.E. value for stakeholders SAFETY PEOPLE INTEGRITY CUSTOMERS EXCELLENCE We make safety We lead with a We are honest We deliver We challenge our top priority people-first culture and reliable exceptional the status quo customer service Outperform Today. Transform Tomorrow. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 12

Our Strategic Priorities Fueling Long-term Profitable Growth Organic Growth Pursue Continue to Build Drive of Value-added Strategic Our High- Operational Products and Tuck-in Performing Excellence Services Acquisitions Culture 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 13

Organic Growth of Value-added Solutions ▪ Accelerate market penetration – Capture single-family potential – Grow multi-family and pro-remodeling segments in targeted markets ▪ Provide offsite assembly and other innovative solutions – Continue to address customer labor challenges and jobsite productivity while fueling our profitable growth; strong tailwind to our manufactured products ▪ Deploy capital to grow value-added solutions (products + services) – Millwork: continued investments in automation to meet growing demand – Manufactured Components: well positioned facilities allowed us to respond to market demand (YTD 48% organic sales) ® – READY-FRAME : expanding our geographic scale from West to East coast (YTD 31% growth ® in homes with READY-FRAME ) Focusing on Higher Growth, Higher Margin Value-added Solutions 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 14

Drive Operational Excellence: Introducing the 1-TEAM Operating System BUILDING PEOPLE Increase team member engagement and development BUILDING EXCELLENCE Drive 3% to 5% annual efficiencies through continuous improvement and excellence in everything we do BUILDING GROWTH Support solutions innovation and sustainable growth Building People, Excellence and Growth to Deliver Superior Value 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 15

Early Innings in Our ESG Journey 2 ® ▪ Green building is a priority; team is ▪ Product Spotlight — READY-FRAME : well trained and knowledgeable framing system utilizing BIM software to Focus on Green, calculate project-specific lumber needs ▪ Green products: trusses, wall Environmental Sustainable Building – – Lumber reduction: ~7.8 trees saved per home 1 panels, FSC lumber, engineered – Reduced waste: 67% fewer dumpster hauls “Green Works” lumber, and Energy Star qualified – Increased safety: 60% less saw time windows and doors ▪ Safety is core to our culture –▪ Committed to communities we serve by Commitment to Safety “Drive to Zero” program; fostering growth and development of management incentives tied to associates through volunteer opportunities and Giving Back to safety (10% annual TRIR reduction) ‒ Leukemia & Lymphoma Society (LLS) Social Communities in Which ‒ 26% improvement in TRIR since 2019 ‒ HomeAid America We Live and Work ‒ The Family Place ‒ Habitat for Humanity ▪ Seasoned board comprised of ▪ Energized management team with industry business leaders 17+ years industry experience Focused on ‒ 83% independence ▪ Management compensation aligned Creating Long-term Governance ‒ 16% diversity with shareholder interests Stakeholder Value Remain Committed to Making a Positive Impact 1 2 ® Forest Stewardship Council (FSC). An independent third-party study found that the lumber reduction from homes built with READY-FRAME , compared to traditional stick framed ® 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 16 homes, equals ~7.8 trees per both the average and median size US home of ~2,300 sq. ft. We calculate the number of homes supplied with READY-FRAME using our average board ® ® footage processed per house, which is based on our 2019 READY-FRAME saw production data and our 2019 data of actual homes produced with READY-FRAME .

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Continue to Build Our High-performing Culture KEY FOCUS AREAS ▪ Drive world-class safety results through our “Drive to Zero” program ▪ Commitment to environmental and social responsibility; delivering sustainable solutions ▪ Enhance talent acquisition, employee development and retention – Military, college and trainee programs – Leadership development programs – Diversity & Inclusion (D&I) A Culture Focused on Creating a Sustainable Future 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 18

Pursue Accretive Tuck-in M&A # BUILDING PRODUCTS SALES ($B) OF BUILDING ▪ Increased coverage in BUSINESSES SEGMENTED PRODUCTS BUSINESSES desirable markets Geographic BY ANNUAL SALES SEGMENTED BY ANNUAL SALES Scale ▪ Leading positions in new markets >$1B 13 >$1B $46B $500M - $1B 5 $3B $500M - $1B Value-added ▪ Increase higher margin Areas of Focus value-added products mix Products $250M - $500M 26 $250M - $500M $9B $100M - $250M 62 $9B $100M - $250M ▪ Provide innovative solutions to Technological $50M - $100M 123 $9B $50M - $100M build more efficiently and Advancement address labor constraints 1,054 $15M - $50M $15M - $50M $17B 500+ U.S. Building Product Businesses Totaling ~$90B in Sales 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 19 Source: U.S. Census and Company estimates.

Latest Tuck-in M&A: Truss Technologies Strengthens Value-Added Offering in Michigan Truss Technologies Acquisition Overview Footprint ▪ Purchase Price: ~$30M | TTM 2021 Sales: ~$30M Additional Value-added ▪ Highly profitable manufacturer of roof and floor trusses Component Capacity ▪ 3 plants in western Michigan in the Grand Rapids, Muskegon and Traverse City areas Strategic Rationale ✓ Highly-profitable truss manufacturer expands value-added 3 Fastest Growing offering in Michigan 1 Counties in Michigan ✓ 3 plants are in the 3 fastest growing counties in Michigan 1 Williamsburg (Ottawa, Grand Traverse, and Kent counties) ✓ Frees existing BFS Michigan plant to send additional Muskegon Alma capacity into Detroit market Retaining Experienced ✓ Experienced and capable plant managers will remain with Cedar Truss Tech BFS following the transaction close (42 years combined Springs Management Team experience at company) BFS Components ✓ Low customer concentration Continued Tuck-in M&A Strategy Will Drive Earnings Growth 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 20 Based on percentage population change from 2010 to 2020 Census.

Our Digital Platform to Fuel Long-term Growth Homebuilding and Bolstered Our Digital Capabilities and Materials Sourcing is Entered the Digital Space through Going Digital Two Strategic Acquisitions Benefits Becoming the Center 1 August 2021 of the Ecosystem ~$150B Faster, More Accurate and Provides the technologies and a platform for us to U.S. New Construction Building Complete Materials List 1 Materials – Single-Family Homes build upon Increased Design We Will… Functionality with Supply 2 September 2021 Chain Integration ▪ Provide digital solutions Complements Paradigm by providing mobile that solve builder pain points Greater Control for functionality throughout construction process Homebuilders and Other 3 ▪ Be a key player in emerging Project Participants digital homebuilder space $1B of Revenue Growth in Next 5 Years 1 Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 21 based on 2020 NAHB home data and Company estimates.

Strong Execution Generating 1 Base Business Financial Strength Adj. EBITDA Margin Sales ($B) Adj. EBITDA ($B) on Base Business 11.2% $19.5 8.7% $2.9 $3.8 $12.8 7.7% $0.3 $1.1 $10.9 16.4% $1.1 $15.7 40.4% Base $0.0 $12.5 $0.8 $11.5 Business $1.8 CAGR Base $1.1 Business $0.9 CAGR $(0.6) 2019 2020 2021E $(0.1) Double Digit Adj. EBITDA Net of Lumber Price Effect 2019 2020 2021E 2019 2020 2021E Base Business Commodity <> $400/mbf 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 22 This estimate assumes $400/mbf lumber & sheet good pricing.

Introducing 2021E to 2025E 1 Base Business Targets ~30% ~10% ~15% ~50bps Net Sales Adj. EBITDA Margin Adj. EPS Adj. EBITDA CAGR Expansion Annually CAGR CAGR Deployable Capital of $7B to $10B from 2022E to 2025E 1 Key assumptions: Single-family housing starts growth of LSD to MSD through 2025; base business estimate assumes $400/mbf lumber & sheet good pricing; and leverage target of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 23 1.0 to 2.0x.

1 2021E to 2025E Base Business Targets Revenue ($B) Adj. EBITDA ($B) Adj. EPS Adj. EBITDA Margin ~50bps ~10% ~15% ~30% Expansion CAGR CAGR CAGR Annually $23.1 13.2% $12.40 $3.0 11.2% $15.7 $12.5 $1.8 8.7% $4.10 $1.1 $2.70 2020 2021E 2025E 2020 2021E 2025E 2020 2021E 2025E 2020 2021E 2025E Deployable Capital of $7B to $10B from 2022E to 2025E 1 Key assumptions: Single-family housing starts growth of LSD to MSD through 2025; base business estimate assumes $400/mbf lumber & sheet good pricing; and leverage target of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 24 1.0 to 2.0x.

Deep and Experienced Leadership Team Driving Positive Momentum TODAY’S PRESENTERS Dave Flitman Mike Farmer Lea Allah Dave Rush Tim Page Nate Herbst Peter Jackson President & CEO President, Commercial D&I Leader and EVP, Integration Mgmt. EVP, Digital Solutions SVP of Product CFO Joined: 2018 Operations HR Director Office Leader 2011 Development, Paradigm 2016 2006 2004 1999 (A Founder of Paradigm) 1999 OTHER EXECUTIVE LEADERSHIP Jami Coulter Steve Herron Mike Hiller Tim Johnson Scott Robins Dave Snyder SVP, Chief President, President, EVP, General Counsel, HR President, EVP, Supply Chain Accounting Officer East Division Central Division and Corporate Secretary West Division 2004 2013 2004 2005 2019 2004 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 25

Accelerating Growth & Productivity through Operational Excellence while Embracing D&I MIKE FARMER • LEA ALLAH • D&I Leader and President, Commercial Operations HR Director 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 26

Accelerating Growth & Productivity through Operational Excellence while Embracing D&I Key Messages 1 2 3 4 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 27

Focused Efforts around Our -TEAM Operating System Leading Building Innovation Growth ESG Operational Excellence 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 28

Early Stages of Capturing Merger- related Growth Opportunities 1 2 3 $200M to $250M $1.3B to $1.4B $700M to $800M Capture growth synergies Gain more from Invest in growth through cross-selling existing assets through CAPEX and and price harmonization new competencies ▪ Commercial excellence ▪ Strategic value pricing▪ Additional capacity from ▪ Additional manufacturing strategic CAPEX shifts ▪ Close price gap on similar products▪ Inside sales for small- ▪ Automation and innovation medium customers ▪ Greater productivity ▪ R&R expansion 48% Improved Truss Significant R&R 1 1 Components Growth Productivity by 20% Growth Opportunity Supported by Cross-sell and Added Capacity through (<20% of BFS Revenue Opportunities Shifts and Machinery Today) Laying Foundation to Accelerate Growth Momentum 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 29 YTD September 2021.

Commercial Excellence is Core to Long-term Growth ▪ Analytics on customer Sales Analytics profitability ▪ Margin transparency and pricing support ▪ Focus on customer value ▪ Supplier partnership and negotiating ▪ Assortment strategies Category Mgmt. ▪ Cost transparency and timely pass through Commercial ▪ Consistent pricing system Excellence ▪ Promote best practices Pricing ▪ National deal support ▪ Sales team productivity Sales ▪ Value-based selling to support margin expansion ▪ Optimization of price levels ▪ Market intelligence in ERPs ▪ System controls to reduce overrides Sales Ops ▪ Optimized market coverage Disciplined Selling Process will Ensure Long-term Growth 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 30

Innovation is a Key Differentiator, Creating Customer Value and Driving Retention ▪ Leader in offsite manufacturing – Addresses real customer need: labor shortage and speed to build – Independent study (NAHB) confirms the value creation of components vs. traditional stick frame • 223 hours of labor saved per house • 14.5 cubic yards of less waste per house • 5,600 board feet (27%) saved per house • 2.5 days saved in framing time per house – Collaboration and outstanding retention of customers – Growing at 48% September YTD 2021 vs. 2020 ▪ Functional design will enable and ensure utilization for a consistent approach in our digital transformation (15% improvement in design efficiency by 2023) ▪ Product and service innovation drives differentiation and growth opportunities – Innovating through acquisitions (Raney) ® – Value-added products, including components and READY-FRAME , delivering double-digit CAGR with significant ESG benefits Continued Focus on Innovation to Drive Growth 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 31

ESG Case Study Creates Sustainable Solutions BACKGROUND ® 2 READY-FRAME ADVANTAGES rd ▪ 3 party independent study completed in 2019 proved ® significant benefits of READY-FRAME BETTER Greater Accuracy to Cut to 1/16” ▪ Utilizes building information modeling to calculate framing needs for a project and pre-cuts / labels parts based on home plan FASTER Improve Cycle Time by 25% ▪ Objective is to reduce site time, labor, waste, hazards and errors ® ▪ READY-FRAME in the real world: 12 single family homes were ® built – 6 with READY-FRAME and 6 using traditional stick framing SAFER 39% Less Labor and Fewer Injuries Innovation is something that’s critical to our “ industry… Here’s one great step forward. GREENER ~460,000 Trees Saved since 2019 1 President, Construction Instruction Average of ~7.8 Trees per House ® 18 of 20 Top Builders Use READY-FRAME 1 2 Construction was observed and documented by Construction Instruction – an independent third party – to establish unbiased comparisons between the two building methods. An independent third-party study found that the lumber reduction from homes built with READY-FRAME®, compared to traditional stick framed homes, equals ~7.8 trees per both the 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 32 average and median size US home of ~2,300 sq. ft. We calculate the number of homes supplied with READY-FRAME® using our average board footage processed per house, which is based on our 2019 READY-FRAME® saw production data and our 2019 data of actual homes produced with READY-FRAME®. “

Building a High-Performance Culture through D&I 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 33

High-Performance Culture Driving Success Key Talent Highlights ▪ Conducted organizational health index (OHI) survey in October 2020 to gain insight into cultural norms and business practices Total Team Members ~ 28k – 9,000+ workforce participation ▪ High overlap in top desired values for both companies Ethnic Diversity 52% ▪ Leverage data to increase efficiency, drive stronger results and more team member satisfaction Gender Diversity 16% ▪ Established plans at the local level to improve employee: ‒ Communication Average Tenure 8 years ‒ Retention ‒ Engagement ‒ Development Diverse Workforce and Cultural Alignment 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 34

Focusing on Diversity & Inclusion D&I Survey Four Key Priorities Identified through Survey Each Includes Goals, Action Steps and a Measurement of Success / Progress September 2021 Majority of Team Members Feel: Enhance Increase Diversity Improve & Enhance Increase Inclusion Awareness of Workforce Communication & Engagement ▪ Welcome, safe and included ▪ Treated fairly and the opportunity to reach ▪ Enhance corporate ▪ Provide more and ▪ Enable regular team ▪ Create a culture full potential and management equal opportunities communication where people are awareness for development and connection valued, heard and ▪ Commitment to building a diverse, fair and respected inclusive workforce and workplace▪ Provide D&I training▪ Focus recruitment ▪ Provide more efforts to enhance feedback▪ Empower people and ▪ Professionally, emotionally and socially diversity increase involvement ▪ Ensure clear in decisions supported and are comfortable sharing communication experiences and opinions across organization▪ Evaluate and improve recognition, benefits, ▪ Valued as a team member and compensation Results Serve as a Roadmap for Key Focus Areas and Development Opportunities 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 35

Continue to Strive for More – Improving Employee Experience Leverage feedback and data from annual engagement surveys – launching to all team members in 2022 ▪ Serves as a baseline ▪ Key focus areas: engagement, communication, retention and turnover ▪ Align with Net Promoter Scores (NPS) D&I initiative roadmap ▪ Commitment to continuous training – launched ‘Diversity Face to Face’ online training module to all team members; additional modules to follow ▪ Refining our action plan with team member participation ‒ Developed Corporate Inclusion Council ‒ Establishing ERGs at divisional, regional and local levels Leverage the Power of Data to Support Our Human Capital Strategy 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 36

Building Excellence through Our -TEAM Operating System ▪ 20% of team members are LEAN certified and increasing ▪ 10% increase in LEAN training events in 2021 ▪ Increase manufacturing automation with robotics ▪ Continuous improvement culture targeting 3% to 5% annual productivity ▪ 15% improvement in 2021 NPS score with national builders ▪ Innovation to address customer needs Our Reputation for Excellence is a Competitive Advantage 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 37

Delivering Productivity through Targeted Initiatives WHAT WE HAVE ACHIEVED YTD ▪ Truss – improved board foot per hour 20% and increased capacity 13% ▪ Millwork – improved doors per hour 6% and increased capacity 16% EXAMPLE NEAR-TERM EFFICIENCY TARGETS ▪ Improve fleet utilization with ~50% improvement in truck turnaround times ▪ Reduce error rate by 10% in order entry and manufacturing ▪ Reduce inventory shrink and others by 10% to 15% through specific kaizen events Goal of 3% to 5% Annual Cost Productivity 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 38

Building People through Our -TEAM Operating System ▪ Annual tracking of team member engagement and focused on 10% improvement ▪ Quarterly town halls and regular communication to ensure alignment ▪ Consistent onboarding and new team member training ▪ Leadership development and sales training ▪ 10% annual safety improvement goal ‒ Leadership compensation tied to safety results Building Our People is Core to Driving Sustained Results 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 39

Key Takeaways Significant productivity and commercial growth 1 Cultural Alignment with opportunities in value added products post-merger with $2B+ of incremental sales through 2025 Clear Annual Targets Long runway ahead with value pricing and 2 Productivity 3% to 5% digital initiatives to leverage our position and scale with -TEAM Operating System “Drive to Zero” Program Sustainable and continuous improvement with 10%+ 3 Safety Results Tied a focus on safety and waste reduction Recordable Injury to Compensation Rate Reduction Focusing on D&I to improve team member 4 experience and support our human Value-added capital strategy 10%+ CAGR Product Growth 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 40

Q&A Session A b o v e P r e s e n t e r s 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 41

Break ~ 1 5 M i n u t e s 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 42

Winning Together as 1: Integration Success DAVE RUSH • EVP, IMO LEADER 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 43

Winning Together as 1: Integration Success DAVE RUSH • EVP, IMO LEADER 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 44

Winning Together as 1 Key Messages Created the nation’s premier supplier of building materials and 1 services through successful integration of high-performing cultures Overdelivered on commitments and maximizing cost synergies 2 Further building a platform for growth with financial strength 3 for innovation and an established M&A playbook 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 45

Continuing to Build Our High-performing Culture Strong Cultural Alignment Direct Leadership Team Identified in Initial Employee Reporting to CEO Engagement Survey ▪ Legacy BFS: 6 ▪ Shared 13 of 15 top values with ▪ Legacy BMC: 4 strong emphasis on safety, customers and teamwork Blended Field Leadership ▪ Legacy BFS: 6 ▪ Legacy BMC: 4 Leveraging the Best of the Best 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 46

Key Achievements Since Close Successful Day 1 Plan built around an organization structure that ✓ truly represented the best of each, has representation of both companies and capacity for growth ▪ Leadership changes finalized and announced prior to Day 1 and turnover remains low ▪ Quick alignment in overlap markets through strong field leadership and CEO visits ▪ Alignment on mission, vision, values, and strategic pillars ▪ Retention of key team members ▪ Provided frequent employee communication of integration updates and advance notification of change ▪ Week 1 customer visits in major markets Successful ERP conversion pilot with 26% of physical sites ✓ converted by year end Synergy target one year ahead of schedule ✓ 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 47

Synergy Target One Year Ahead of Schedule – Capturing Further Upside ESTIMATED RUN-RATE MAJOR MILESTONES COST SAVINGS OF $160M $160M Focus on Cost Synergies Prior: $130M to $150M Other ✓ Tracking run-rate savings of $140M for FY21 – 12 months Footprint Consolidation ahead of schedule Benefits Alignment $140M ✓ $90M to $110M fully realized in the P&L Variable Compensation ✓ Now expect realized cost savings of $160M through 2022 FTE Optimization (up ~$20M than previously communicated in Q2), compared to initial expectations of $130M to $150M through 2023 ✓ One-time costs tracking below initial estimates Direct Spend EOY 2021 EOY 2022 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 48

A Winning Combination for All Stakeholders – Unique Opportunity Drives Substantial Value Complementary Resources Industry leader to accelerate with scaled platform footprint in top innovation to improve for value-added MSAs with operational excellence solutions: millwork, enhanced ability to and solve builder windows, EWP, service customers challenges components and nationwide, backed ® READY-FRAME by local expertise Combination Has Created the Nation’s Premier Supplier of Building Materials and Services 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 49

Highly Compelling Value Proposition – Significant Positive Achievements 1 WHAT WE SET OUT TO DO HOW WE ARE TRACKING ▪ Become the premier supplier of building materials and services $15.7B base business vs. $12.8B pro forma ✓ ▪ Protect the base in overlap markets 24% core organic growth ✓ ▪ Create substantial value through targeted run-rate synergies of $130M to $150M Synergies tracking $160M by EOY 2022 ✓ ▪ Strengthen financial profile with robust FCF generation to invest in growth ~$1.9B FCF (2021E) vs. $700M pro forma ✓ Components up 48% YTD and ▪ Enhance and expand suite of value-added offerings ® ✓ READY-FRAME up 31% YTD in unit volume Acquisition of Paradigm – initial step in ▪ Invest in innovation and capacity to accelerate next stage of growth for customers ✓ development of digital platform 2 4 LBM deals completed since the merger – ▪ Assess M&A opportunities and increase geographic reach in highly fragmented industry adding $0.5B of annualized volume in top MSAs ✓ ▪ Ensure complementary cultures to quickly align on mission, vision and values Leverage the best of the best ✓ 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 50 Data compares 2021E vs. 2020A unless otherwise noted. Lumber Building Materials (LBM).

Key Takeaways Created the nation’s premier supplier of building 1 materials and services through successful integration of high-performing cultures Overdelivered on commitments and maximizing 2 cost synergies Further building a platform for growth with financial 3 strength for innovation and an established M&A playbook 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 51

Accelerating Digital Adoption – Scaling & Growing with Paradigm NATE HERBST • TIM PAGE • SVP of Product Development, Paradigm EVP, Digital Solutions (A Founder of Paradigm) 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 52

Accelerating Digital Adoption Key Messages Uniquely positioned to be the driver of digital transformation 1 Our goal is to be at the center of the homebuilding ecosystem 2 Well-positioned for significant growth with $1B of additional 3 revenue within five years 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 53

Construction is Among Least Digitized Sectors without a Clear Digital-transformation Leader Industry Digitization Index ASSETS USAGE LABOR Overall Digital Digital Business Market Digital Spending Digital Digitization 1 Sector Digitization Spending Asset Stock Transactions Interactions Processes Making on Workers Deepening of Work 2 ICT Media Professional Services Finance and Insurance Wholesale Trade Advanced Manufacturing Oil and Gas Utilities Chemicals and Pharma Basic Goods Manufacturing Mining Real Estate Transportation and Warehouse Education Retail Trade Entertainment and Recreation Personal and Local Services Government Healthcare Hospitality Construction Agriculture and Hunting Low High Well-Positioned to Lead a Digital Transformation in Homebuilding 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 54 Based on a study conducted by the McKinsey Global Institute. Information and Communication Technology.

Why BFS is Uniquely Positioned to Deliver Digital Transformation Scale and market 5k+ sales team with Well-positioned Technical knowledge Unmatched Aspiration for digital position to reach direct and trusted early in value chain spanning the distribution platform transformation with a fragmented homebuilder with planning and construction with required supply access to capital customer base relationships design services process partnerships We Touch One Third of U.S. Homebuilding Plans Today 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 55

Creating an End-to-End Platform to Tackle Customer Pain Points END-TO-END DIGITAL PLATFORM Structural Take-off Homebuyer Land Lot Architect Home Job Site and System and Selections Development Selection Design Lifecycle Management Engineering Estimate and Signoff ▪ Acquisition of Paradigm provides an entry point to being “the best at whole house design” to drive ecosystem adoption; additional investment needed to complete our digital aspiration of driving a more efficient residential construction process ▪ Seamlessly connecting homebuyer selections to homebuilder’s full material content needs Third-Party Licensed allowing them to better understand total build cost and improve project transparency 1 Software Providers ▪ Over time, transitioning from a point solution provider to a comprehensive solutions provider Open Opportunity for Future Growth Be at the Center of the Future of Building 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 56 Includes strategic business partners.

Acquiring Paradigm and Apollo Software Assets Accelerated Our Digital Initiative ACQUISITION BENEFITS Becoming the Center of the Ecosystem ▪ Technologies to simplify configuring, quoting, and ▪ Provides design collaboration manufacturing building products and workflow, construction, Faster, More Accurate and budgeting and scheduling, ▪ Automated, accurate take-off and visualization 1 Complete Materials List and field task assignment with capabilities with AI / ML technology mobile functionality ▪ Provides a platform with whole house design and ▪ Aligns with our digital strategy Increased Design configuration capabilities for BFS to build upon to address inefficiencies 2 Functionality with Supply ▪ Employee base with digital technology development during the construction Chain Integration expertise, including offshore resources process and complements Paradigm ▪ Product catalog and material management processes Greater Control for 3 Homebuilders and Other Project Participants Deepening Relationships with Builders by Meeting Their Needs and Their Customers’ Needs 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 57

Scaling with Paradigm 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 58

Scaling with Paradigm Key Messages Continuing to deepen builder relationships with access to 1 home construction projects Recent combination enables greater investment, scale, and growth – revolutionizing the digitization of the homebuilding 2 market with innovative solutions Strategic alignment in creating a homebuilding marketplace 3 through supplier engagement 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 59

Paradigm Snapshot Key Stats Software Mix A Growing Platform – Revenue ($M) ~$45 Founded 1999 Users 70,000+ Omni Nexus Customer Retention 90% Estimate $23 Window Market Penetration 60% to 70% Omni Builder Vendo Door Market Penetration 50% 2018 2021E Paradigm is a Platform with a Strong History of Growth in the Construction Industry 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 60

Our Sustainable Competitive Advantages – A Differentiated Platform for Future Growth Ability to Attract the Right Talent Technology Culture Our unique culture makes this possible Continuously innovating with new product rollouts Proven Track Record of Building Deep Industry Expertise Enterprise and Scalable Software 20+ years in business and 200+ customers served Successfully deployed large-scale software to industry Supercharging Customer Sales and Compelling Size of Platform Enhancing User Experience Large enough to scale, while remaining nimble Deep understanding of customers and users Paradigm is a Scalable Platform for BFS Digital Growth 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 61

Paradigm Omni – Window and Door Configuration and Quoting Software Platform Features ▪ Paradigm-managed services ▪ Best-in-class configurator ▪ Centralized product data for powering configuration ▪ APIs for managing data and integrating with customer systems ▪ Multi-lingual technology ▪ Integration to Paradigm Nexus, our ERP system ▪ Scalable – quotes and sells billions of dollars of windows and doors a year ▪ Paradigm Safeguard 300%+ 70+ Increase Value ▪ Paradigm View Growth in cloud NPS scores for our with PowerUps – over last best-in-class customers ▪ Paradigm Insights Optional Modules 4 years (world-class) ▪ Paradigm Vendo ~70% of All Windows and ~50% of All Doors Sold Utilize Our Software 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 62

Our Unique, Digitized Estimating Service Open Architecture Estimating Service ▪ Reduces time and lowers cost to quote, improves accuracy, and allows for more products to be sold ▪ Innovative time-saving software examines blueprints and generates an itemized material list ▪ Increases customer satisfaction and value ▪ Integrates with BFS design and structural teams to provide full solution to customers ▪ Increases the speed to sell more “Before estimating would take +200-300K over a week but with Paradigm it was reduced to 48 hours.” Homes accessible through Pete Hartmann, BFS Area Mgr. BFS acquisition Platform Unlocks More Building Product Sales 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 63

Builder Omni: Leverage Estimating and Configuration to Supercharge Whole Home Design Building Key Software Capabilities ▪ Virtual design improves lead generation, accelerates sales cycle, enhances design process, and creates a more engaging homebuilding experience ▪ Interactive, photo-realistic technology helps customers’ clients visualize and select structural and finishing options ▪ Whole house configuration tied to 3D model with real-time pricing ▪ Integrate with the Paradigm Estimating platform and provide users with strategic data insights not previously available ▪ Streamline design experience ‒ Limitless design options ‒ Control the process with peace of mind “Paradigm has impacted our ‒ Unify virtual and company design centers Net Promoter business very significantly.” 85 Score Dwight Sandlin, Signature Homes The Only Platform that Truly Connects Homebuyer and Homebuilder with Entire Supply Chain 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 64

BFS + Paradigm = A Powerful Combination ▪ Access to BFS resources – Customers and customer plans – Supplier relationships to drive marketplace – Financial resources required to scale ▪ Paradigm has experience going into different markets and scaling ▪ Estimate and Builder Omni are critical entry points in digital strategy for whole house takeoff, configuration and visualization 1 + 1 = 6! 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 65

The Future of Digitalizing Whole Home Design 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 66

Accelerating Digitalization of the Industry to Become the Center of Homebuilding Ecosystem Single Family Housing Starts 3 2 4 BFS Addressable Share of Starts Total Builder Total Material by Size of Builder Top 5 Production Builders 5 $9B $28B 18% 1 (>10k Homes/Year) Regional Builders 26% 195 $11B $38B (0.2-10k Homes/Year) Small / Custom Builders 56% ~57k $22B $84B (<0.2 Homes/Year) ~58k ~$42B ~$150B Total Building Materials Spend 4 Creation of a Digital Marketplace Provides Access to ~$150B of Spend 1 2 Top 5 builders starts per year: DR Horton (71.3k); Lennar (53.4k); Pulte Group (24.6k); NVR (19.8k); Taylor Morrison (12.5k). There were 359,928 establishments with 1.44M employees 3 in the residential construction industry in 2017 according to US Census, County Business Patterns. Based on average spend per house of $36k per house for current LBM categories. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 67 4 Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home based on 2020 NAHB home data and Company estimates.

Delivering the Whole House Take-off Roofing Insulation Soffit/Fascia Skylights Gutters Furnishings Roof Truss Siding/Ext Trim Int Trim/Molding Closets Lighting Drywall Int Doors Window Treatments Core BFS Products Paint/Stain Fireplace House Wrap Framing Lumber Railings Hardware Within Paradigm Estimate & Visualizer Garage Doors Vanities Windows Stairs Ext Doors Appliances Future Products Fixtures Countertop/Backsplash Brick/Stone Posts/Corbels Cabinets Tile Fencing Decking Floor Joists Flooring Ext Flatwork Waterproofing Plumbing HVAC System Metal Beams Energy Products Electrical Concrete Rebar 1 Whole House Take-off Expands Platform Reach to the ~$150B Market 1 Source: TAM as of 2021; 2020 U.S. Census, NAHB, and Company estimates, adjusted for 2021 single family starts projected growth of 13%; ~$140k assumed materials cost per home 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 68 based on 2020 NAHB home data and Company estimates.

Creating a Homebuilding Marketplace Home Lifecycle Management Homebuyer Experience ▪ Closing task list▪ Lead generation ▪ Warranty management Start▪ Find a community, home style, floorplan, and builder ▪ Post-purchase projects and long-term remodel options▪ Consistent experience throughout process Job Site Management Collaboration Table Integrated ▪ Scheduling, PO issuance and job costing E-Commerce▪ Plan in-take and mark-up capabilities ▪ Mobile functionality with alerts for next tasks▪ Access control for all project stakeholders Marketplace ▪ One area for document storage and version control Whole House Configuration Digital Twin / Whole House Take-Off ▪ Homebuyer selection from builder catalog▪ 3D model allows precise material measurements ▪ Real-time pricing and shortened sales cycle▪ Stakeholder alignment improves construction and cost control Added Paradigm and Apollo Capabilities to Existing BFS Platform Access to Plans + Whole House Take-off + Supply Platform = BFS at Center of Homebuilding Marketplace! 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 69

Our Approach to Digital Creates Value for Homebuyers, Homebuilders and Supply Partners Integrated Homebuyer Homebuilder Supply Partners Improved homebuying experience, with Competitive advantage in the selling A new, lower cost channel for bringing ability to visualize design ideas process with 3D visualization products to market Design choices within a robust product Shorter design cycle with fewer manual Ability to reach and influence potential catalog of builder offerings tasks and reduced cost homebuyers in a visualization experience Understand cost implications of different Construction efficiencies – lower material Operational efficiencies through greater design choices waste and greater labor productivity visibility, integration, and longer lead times Store construction documents for home Supplier and trade connectivity to stay Improved business insights through life cycle management on time and on budget product placement and trend data $10B to $15B of Efficiencies for the Industry 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 70

Homebuilder Adoption Drives Monetization How We Will Create Shareholder Value ▪ Provide faster quotes to customers, increasing win rate +$1B ▪ Increase wallet share with existing customer, including Net New Revenue penetration of value-added products and services within 5 Years ▪ Ability to win new customers looking to improve their business through technology adoption ▪ Access new product categories that could be supplied rd directly or delivered by 3 parties ~1,500 ▪ Increase software licensing and new digital offerings 2021 New Starts through Our Platform ▪ Post-close and long-term R&R project offerings (Ahead of Schedule) ▪ Operational efficiencies in the distribution platform Recent Acquisitions Accelerate Adoption and Deployment of Platform Pilots 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 71

Key Takeaways Uniquely positioned to be the driver of 1 digital transformation Continuing to deepen builder relationships with access to home construction projects Our goal is to be at the center of the 2 homebuilding ecosystem Revolutionizing the digitization of the homebuilding market with innovative solutions Well-positioned for significant growth with 3 $1B of additional revenue within five years Recent combination enables greater investment, scale, and growth 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 72

Compounding Shareholder Value PETER JACKSON • CFO 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 73

Compounding Shareholder Value Key Messages Strengthened the core business with a durable platform for 1 profitable growth and margin expansion Strong, flexible balance sheet and robust cash flow generation 2 support growth investments Clear capital allocation priorities 3 Sustain and grow our double-digit Base Business Adj. EBITDA 4 Margin and continue to deliver significant shareholder value 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 74

Strong Business to Deliver 10%+ Adj. EBITDA 1 Margin on 2021E Base Business 1 … the Majority of Our EBITDA Growth is Driven by Value-added 60%+ of Our Base Business is Non-Commodity… Products, Sustainable Operations Improvement and M&A Synergies Adj. EBITDA Sales ($B) Adj. EBITDA ($B) 26% Margin on Base Business 21% +250bps 11.2% $19.5 2021E Base 43% +100bps $3.8 Business Product $2.9 8.7% Value-added $12.8 7.7% Sales Mix at Product Mix $0.3 $1.1 $10.9 $400/mbf 40.4% $1.1 16.4% $15.7 22% $0.0 37% Base $0.8 Base $12.5 $11.5 Business 31% $1.8 Business Commodity CAGR CAGR $1.1 $0.9 2 Exposed 2019 2020 2021E $(0.1) $(0.6) Specialized Products & Other Double Digit Adj. EBITDA 2019 2020 2021E Net of Lumber Price Effect Lumber & Lumber Sheet Goods 2019 2020 2021E 2 Manufactured Products Base Business Commodity <> $400/mbf Windows, Doors & Millwork 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 75 Estimate assumes $400/mbf lumber & sheet good pricing. Commodity exposure in manufactured products represents an estimated 6% of 2021E net sales mix at $400/mbf.

Strong Balance Sheet and Liquidity Provide Financial Flexibility 1 Pro Forma Net Leverage Improvement Capital Summary & Financial Highlights ($M) 4.2x September 30, 2021 3.1x 2.5x Cash & Cash Equivalents $225 1.3x ~1.2x Debt $2,453 2 2017 2018 2019 2020 YTD 2021 3 Shareholder’s Equity $5,523 Weighted Avg. Debt Maturity of ~8 Years Increased ABL to $1.4B and Extended Maturity to Jan 2026 Net Debt to Equity 40% Senior Notes Due ($M) $1,000 Available Credit Under Revolving Credit Facility $1,274 $695 $550 Cash & Cash Equivalents $225 $- Total Available Liquidity $1,499 2021 2027 2030 2032 1 Remain Disciplined with a Long-term Net Debt to EBITDA Range of 1.0x – 2.0x 1 Pro forma as of 12/31/2020, including net proceeds from April 2020 offering of $350M aggregate principal amount of senior notes due 2027. Net Leverage calculated as principal 2 3 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 76 value of debt and lease obligations less cash and cash equivalents divided by LTM Adj EBITDA. 1.1x on base business Adj. EBITDA. Excludes finance leases and other finance obligations.

Clear Capital Allocation Priorities Share Growth FUTURE PRIORITIES Repurchases Growth ▪ Pursue margin accretive deals with strategic, tuck-in M&A 35% ▪ Drive productivity and growth with growth investments Strategic, Tuck-in M&A Share Repurchases ~$2.2B CapEx Growth CAPITAL DEPLOYED ▪ Two $1B share repurchase programs Share Repurchases (2019 – YTD 9/30/21) 60% Maintain strong balance sheet ▪ Target leverage ratio of 1.0x to 2.0x 5% Disciplined Focus on ROIC and Delivering Total Return 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 77

Disciplined and Strategic Approach to Tuck-in M&A STRATEGIC FILTERS FINANCIAL CRITERIA Geographic Value-added Technological Advancement IRR > Cost Scale Products of Capital ▪ Increase higher ▪ Increased coverage ▪ Provide innovative margin value-added in desirable solutions to build more products mix markets efficiently and address labor constraints ▪ Leading positions Clear in new markets Synergy Opportunities 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 78

Strong Track Record of M&A in 2021 2021 Acquisition Date May July August September September December 2021E Annual Sales ~$49M ~$330M ~$45M ~$143M N/A ~$30M Strategic Filters Geographic Scale ✓✓✓✓ Value-add Products ✓✓✓✓✓ Technological Advancements ✓✓ Financial Criteria IRR > Cost of Capital ✓✓✓✓✓✓ Clear Synergy Opportunities ✓✓✓✓✓✓ 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 79

1 Base Business Net Sales Bridge ($B) $2.8 to $3.0 $22.8 to $23.4 $1.8 to $2.0 $2.5 to $2.7 $15.7 2 ~10% Net Sales Growth CAGR on Modest Market Assumptions 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 80 Estimate assumes $400/mbf lumber & sheet good pricing. Includes digital, value-added products and R&R.

1 Base Business Adj. EPS Bridge Opportunity Driven $3.05 to $3.15 $12.05 to $12.40 $1.10 to $1.15 $0.55 to $0.60 $1.00 to $1.05 $2.25 to $2.35 $4.10 2 ~30% Adj. EPS CAGR from 2021E through 2025E 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 81 Estimate assumes $400/mbf lumber & sheet good pricing. Assumes $5B cumulative share buyback over four years; 1.0x leverage. Subject to Board approval.

Robust FCF Generation Base Business FCF ($B) $1.9 $1.7 ~$3B $1.5 $1.3 $1.3 $7B to $10B Deployable Capital ~$6B from 2022E to 2025E $0.6 ~$1B PF 2020 2021E 2022E 2023E 2024E 2025E FCF Generation EBITDA Growth (Increase of 1.0x Leverage) 100% FCF Net Income Conversion Target 2.0x Leverage 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 82

1 2021E to 2025E Base Business Targets Revenue ($B) Adj. EBITDA ($B) Adj. EPS Adj. EBITDA Margin ~50bps ~10% ~15% ~30% Expansion CAGR CAGR CAGR Annually ▪ Continued tuck-in M&A▪ Favorable value-added ▪ Continued tuck-in M&A of ~$2B▪ Increased value-added product mix product mix ▪ Low to mid single digit ▪ Share buyback of ~$5B market growth▪ Merger synergies▪ Operational and commercial ▪ Leverage 1.0x excellence ▪ Market share gains of 100bps ▪ Operational and commercial ▪ Operational and commercial to 300bps faster than market excellence▪ Increased leverage excellence ▪ Digital ramp up and value- added products expansion Deployable Capital of $7B to $10B from 2022E to 2025E 1 Key assumptions: Single-family housing starts growth of LSD to MSD through 2025; base business estimate assumes $400/mbf lumber & sheet good pricing; and leverage target of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 83 1.0 to 2.0x.

Strong Fundamentals Above Peers 4 Sales CAGR Adj. EBITDA CAGR Adj. EBITDA Margin Expansion Adj. EBITDA Margin 2022 EV / EBITDA vs. Peers (2015 to LTM 3Q21) (2015 to LTM 3Q21) (2015 to LTM 3Q21) (LTM 3Q21) 16.8x 50% +570bps 10.9x 35% 390bps 25% 7.7x 20% 13% 11% 11% 6% 4% -130bps BLDR Building BLDR Building BLDR Building BLDR Building Building BLDR Base Products Industrial Base Products Industrial Base Products Industrial Base Products Industrial Products Industrial 1 2 3 1 2 3 1 2 3 1 2 3 2 3 Business Distributors Distributors Business Distributors Distributors Business Distributors Distributors Business Distributors Distributors Distributors Distributors 1 2 3 Estimate assumes $400/mbf lumber & sheet good pricing. Building Product Distributors represent median values for IBP, GMS, BECN and SITE. Source: FactSet. Industrial Distributors 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 84 4 represent median value for FAST, GWW, MSM and WSO. Source: FactSet. Multiples based on Enterprise Value as of 11/10/2021.

Key Takeaways Strengthened the core business with a durable 1 platform for profitable growth and margin expansion Strong, flexible balance sheet and robust cash 2 flow generation support growth investments Clear capital allocation priorities 3 Sustain and grow our double-digit Base Business 4 Adj. EBITDA Margin and continue to deliver significant shareholder value 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 85

Closing – Invest with Us DAVE FLITMAN • President & CEO 86 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E

Invest with Us 1 2 3 4 1 2021E to 2025E Base Business Targets ~10% ~15% ~30% ~50bps Adj. EBITDA Margin Net Sales CAGR Adj. EBITDA CAGR Adj. EPS Growth Expansion Annually Deployable Capital of $7B to $10B from 2022E to 2025E 1 Key assumptions: Single-family housing starts growth of LSD to MSD through 2025, base business estimate assumes $400/mbf lumber & sheet good pricing, and leverage target of 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 87 1.0 to 2.0x.

Q&A Session A l l P r e s e n t e r s 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 88

Appendix 89 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E

1 Base Business Sales and Adj. EBITDA Projection by Commodity Price Illustrative FY 2021E Assumptions ▪ Provided a grid with various commodity cost assumptions and the corresponding profits if you assume static commodity prices. Shorter term price fluctuations can result in materially different results than Sales ($B) Adj. EBITDA ($B) in a static commodity environment. ▪ Margin rates for each product category is maintained at each $400 $14.8 to $16.4 $1.7 to $1.8 commodity price tier/sensitivity ▪ Total margin changes with commodity tier driven by sales mix $500 $16.2 to $17.9 $1.9 to $2.1 changes ▪ Expenses associated with commodity price changes are included $600 $17.6 to $19.4 $2.2 to $2.4 ▪ Includes Acquisitions and 2021 expectation of realized market participation ▪ Price at each tier is static for the full year $700 $18.9 to $20.9 $2.4 to $2.7 ▪ Price tiers reflect BFS species/region composite ▪ Low/High ranges for sales set at -/+ 5% $800 $20.2 to $22.4 $2.6 to $2.9 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 90 This estimate assumes $400/mbf lumber & sheet good pricing. $/mbf

1 Base Business Sales and Adj. EBITDA Projection by Commodity Price Illustrative FY 2025E Assumptions ▪ Provided a grid with various commodity cost assumptions and the corresponding profits if you assume static commodity prices. Shorter term price fluctuations can result in materially different results than Sales ($B) Adj. EBITDA ($B) in a static commodity environment. ▪ Margin rates for each product category is maintained at each $400 $21.9 to $24.2 $2.9 to $3.2 commodity price tier/sensitivity ▪ Total margin changes with commodity tier driven by sales mix $500 $23.9 to $26.4 $3.3 to $3.6 changes ▪ Expenses associated with commodity price changes are included $600 $25.8 to $28.5 $3.6 to $4.0 ▪ Includes Acquisitions and 2025 expectation of realized market participation ▪ Price at each tier is static for the full year $700 $27.7 to $30.7 $4.0 to $4.4 ▪ Price tiers reflect BFS species/region composite ▪ Low/High ranges for sales set at -/+ 5% $800 $29.7 to $32.8 $4.4 to $4.8 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 91 This estimate assumes $400/mbf lumber & sheet good pricing. $/mbf

2022E to 2025E Base Business Targets – Assumptions Summary Starts Our Guide Additional Assumptions ▪ Base Business estimate assumes $400/mbf lumber & sheet good pricing Single-family LSD to MSD ▪ Depreciation of ~$375M and Amortization of ~$190M ▪ Tax rate of 23% to 25% Multi-family LSD ▪ Leverage target of 1.0 to 2.0x ▪ $2B of M&A R&R LSD ▪ $5B of share repurchases, subject to Board approval ▪ Shares Outstanding Count as of year end 2021E = ~181M ▪ Shares Outstanding Count as of year end 2025E = ~140M, including $5B of repurchases 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 92

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited) Three Months Ended Nine Months Ended September 30, September 30, (in thousands, except per share amounts) 2021 2020 2021 2020 Net sales $ 5,508,590 $ 2,295,450 $ 15,259,047 $ 6,028,114 Cost of sales 3,796,138 1,724,799 10,893,890 4,474,718 1,712,452 4,365,157 Gross margin 570,651 1,553,396 875,012 2,599,523 Selling, general and administrative expenses 430,893 1,223,436 Income from operations 837,440 139,758 1,765,634 329,960 35,954 95,593 Interest expense, net 28,043 106,786 Income before income taxes 801,486 111,715 1,670,041 223,174 Income tax expense 188,341 25,783 387,081 49,551 $ 613,145 $ 1,282,960 Net income $ 85,932 $ 173,623 Net income per share: Basic $ 3.00 $ 0.74 $ 6.23 $ 1.49 Diluted $ 2.98 $ 0.73 $ 6.18 $ 1.48 Weighted average common shares: 204,268 205,976 Basic 116,731 116,542 Diluted 205,630 118,026 207,513 117,690 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 93

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited) Nine Months Ended September 30, (in thousands) 2021 2020 Cash flows from operating activities: Net income $ 1,282,960 $ 173,623 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 401,500 87,298 Deferred income taxes (65,696) 3,155 Stock-based compensation expense 25,288 12,098 Net gain on sale of assets (32,235) (1,413) Other non-cash adjustments 4,805 7,884 Changes in assets and liabilities, net of assets acquired and liabilities assumed: Receivables (756,511) (230,627) Inventories (321,068) (189,692) Other current assets 5,491 (5,076) Other assets and liabilities 16,653 60,439 Accounts payable 103,006 205,570 Accrued liabilities 239,024 31,887 Net cash provided by operating activities 903,217 155,146 Cash flows from investing activities: Cash used for acquisitions, net of cash acquired (898,113) (15,893) Proceeds from divestiture of business 76,162 — Purchases of property, plant and equipment (160,179) (83,508) Proceeds from sale of property, plant and equipment 11,728 3,298 Net cash used in investing activities (970,402) (96,103) Cash flows from financing activities: Borrowings under revolving credit facility 2,420,000 791,000 Repayments under revolving credit facility (2,495,000) (818,000) Proceeds from long-term debt and other loans 1,000,000 895,625 Repayments of long-term debt and other loans (471,360) (561,541) Payments of debt extinguishment costs (2,475) (22,686) Payments of loan costs (17,970) (13,800) Exercise of stock options 537 1,343 Repurchase of common stock (565,618) (4,153) Net cash (used in) provided by financing activities (131,886) 267,788 Net change in cash and cash equivalents (199,071) 326,831 Cash and cash equivalents at beginning of period 423,806 14,096 Cash and cash equivalents at end of period $ 224,735 $ 340,927 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 94

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEET (unaudited) September 30, December 31, (in thousands, except per share amounts) 2021 2020 ASSETS Current assets: Cash and cash equivalents $ 224,735 $ 423,806 Accounts receivable, less allowances of $38,627 and $17,637 at September 30, 2021 and December 31, 2020, respectively 2,134,269 880,018 Other receivables 167,309 76,436 Inventories, net 1,616,553 784,527 Other current assets 88,368 58,895 Total current assets 4,231,234 2,223,682 Property, plant and equipment, net 1,336,890 749,130 Operating lease right-of-use assets, net 444,073 274,562 Goodwill 3,141,594 785,305 Intangible assets, net 1,629,363 119,882 Other assets, net 25,994 21,110 Total assets $ 10,809,148 $ 4,173,671 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable $ 1,004,521 $ 600,357 Accrued liabilities 930,189 385,536 Current portion of operating lease liabilities 94,651 61,625 Current maturities of long-term debt 3,819 27,335 Total current liabilities 2,033,180 1,074,853 Noncurrent portion of operating lease liabilities 360,271 219,239 Long-term debt, net of current maturities, discounts and issuance costs 2,419,664 1,596,905 Deferred income taxes 330,998 49,495 Other long-term liabilities 141,609 80,396 Total liabilities 5,285,722 3,020,888 Commitments and contingencies (Note 13) Stockholders' equity: Preferred stock, $0.01 par value, 10,000 shares authorized; zero shares issued — — and outstanding Common stock, $0.01 par value, 300,000 shares authorized; 196,288 and 116,829 shares issued and outstanding at September 30, 2021 and 1,963 1,168 December 31, 2020, respectively Additional paid-in capital 4,254,262 589,241 Retained earnings 1,267,201 562,374 Total stockholders' equity 5,523,426 1,152,783 Total liabilities and stockholders' equity $ 10,809,148 $ 4,173,671 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 95

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Reconciliation of Adjusted Non-GAAP Financial Measures to their GAAP Equivalents (unaudited) Three Months Ended Nine Months Ended Twelve Months Ended September 30, September 30, September 30, (in millions) 2021 2020 2021 2020 2021 Reconciliation to Adjusted EBITDA: GAAP net income $ 613.1 $ 85.9 $ 1,283.0 $ 173.6 $ 1,422.9 Acquisition and integration expense 17.6 10.8 107.5 14.4 118.4 (1) Debt issuance and refinancing cost - - 4.6 28.0 5.9 Amortization expense 92.3 5.4 261.6 16.7 266.9 Tax-effect of adjustments to net income (26.4) (3.9) (89.7) (14.2) (93.9) Adjusted net income $ 696.7 $ 98.2 $ 1,567.0 $ 218.6 $ 1,720.2 Weighted average diluted common shares 205.6 118.0 207.5 117.7 Diluted adjusted net income per share: $ 3.39 $ 0.83 $ 7.55 $ 1.86 Reconciling items: Depreciation expense $ 47.7 $ 24.0 $ 139.9 $ 70.6 $ 163.8 Interest expense, net 36.0 28.0 91.0 78.8 118.6 Income tax expense 214.7 29.7 476.8 63.8 526.1 Stock compensation expense 6.2 5.4 18.9 12.1 23.8 Gain on sale and asset impairments (25.7) (1.2) (27.4) (1.3) (29.3) (2) Other management-identified adjustments 0.3 0.3 0.7 0.7 0.8 Adjusted EBITDA $ 975.9 $ 184.3 $ 2,266.9 $ 443.2 $ 2,524.0 Adjusted EBITDA margin 17.7% 8.0% 14.9% 7.4% 14.2% (1) Costs associated with issuing and extinguishing long term debt in 2021 and 2020. (2) Primarily relates to severance and other one time costs. 1 2 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 96 Costs associated with issuing and extinguishing long-term debt in 2021 and 2020. Primarily relates to severance and other one-time costs.

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Financial Data (unaudited) Three Months Ended Nine Months Ended September 30, September 30, (in millions, except per share amounts) 2021 2020 2021 2020 Net sales $ 5,508.6 $ 2,295.5 $ 15,259.0 $ 6,028.1 Cost of sales 3,796.1 1,724.8 10,893.8 4,474.7 Gross margin 1,712.5 570.7 4,365.2 1,553.4 Gross margin % 31.1% 24.9% 28.6% 25.8 % Adjusted SG&A/Other (excluding depreciation and (1) amortization) as a % of sales 12.9% 16.8% 13.7% 18.4 % Adjusted EBITDA 975.9 184.3 2,266.9 443.2 Adjusted EBITDA margin % 17.7% 8.0% 14.9% 7.4 % Depreciation expense (47.7) (24.0) (139.9) (70.6) Interest expense, net of debt issuance cost and refinancing (36.0) (28.0) (91.0) (78.8) Income tax expense (214.7) (29.7) (476.8) (63.8) Other adjustments 19.2 (4.5) 7.8 (11.5) Adjusted net income $ 696.7 $ 98.2 $ 1,567.0 $ 218.6 Basic adjusted net income per share: $ 3.41 $ 0.84 $ 7.61 $ 1.88 Diluted adjusted net income per share: $ 3.39 $ 0.83 $ 7.55 $ 1.86 Weighted average common shares Basic 204.3 116.7 206.0 # 116.5 Diluted 205.6 118.0 207.5 # 117.7 (1) Adjusted SG&A and other as a percentage of sales is defined as GAAP SG&A less depreciation and amortization, stock compensation, acquisition, integration and other expenses. 1 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 97 Adjusted SG&A and other as a percentage of sales is defined as GAAP SG&A less depreciation and amortization, stock compensation, acquisition, integration and other expenses.

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Interest Reconciliation (unaudited) Three Months Ended Nine Months Ended September 30, 2021 September 30, 2021 Interest Net Debt Interest Net Debt (in millions) Expense Outstanding Expense Outstanding 2032 Unsecured notes @ 4.25% $ 8.1 $ 1,000.0 $ 8.1 $ 1,000.0 2030 Unsecured notes @ 5.00% 6.9 550.0 20.6 550.0 2027 Secured notes @ 6.75% 11.7 695.0 36.1 695.0 2024 Secured Notes @ 5.625% 2024 Term Loan @ 4.4% Floating LIBOR Revolving credit facility @ 2.80% Floating LIBOR 3.2 - 8.2 - Amortization of debt issuance costs, discount and premium 1.1 - 2.7 - Finance leases and other finance obligations 5.0 207.7 15.3 207.7 Debt issuance and refinancing cost - 4.6 Other - - - - Cash - (224.7) - (224.7) Total $ 36.0 $ 2,228.0 $ 95.6 $ 2,228.0 Three Months Ended Nine Months Ended (in millions) September 30, 2021 September 30, 2021 Free Cash Flow Operating activities $ 1,107.0 $ 903.2 Less: Capital expenditures, net of proceeds (59.5) (148.5) Free cash flow $ 1,047.5 $ 754.8 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 98

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Sales by Product Category (unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 % of % of % % of % of % (in millions) Net Sales Net Sales Net Sales Net Sales Change Net Sales Net Sales Net Sales Net Sales Change Manufactured products $ 1,253.9 22.8% $ 421.3 18.4% 197.6% $ 3,162.1 20.7% $ 1,141.6 18.9% 177.0 % Windows, doors & millwork 864.6 15.7% 420.2 18.3% 105.8% 2,413.1 15.8% 1,215.5 20.2% 98.5 % Value-added products 2,118.5 38.5% 841.5 36.7% 151.8% 5,575.3 36.5% 2,357.1 39.1% 136.5 % Gypsum, roofing & insulation 168.5 3.1% 149.5 6.5% 12.7% 510.9 3.3% 386.2 6.4% 32.3 % Siding, metal & concrete products 414.2 7.5% 212.4 9.3% 95.0% 1,132.2 7.4% 581.8 9.7% 94.6 % Other 406.9 7.4% 240.5 10.4% 69.2% 1,314.1 8.6% 676.8 11.2% 94.2 % Specialized products & other 989.6 18.0% 602.4 26.2% 64.3% 2,957.2 19.4% 1,644.8 27.3% 79.8 % Lumber & lumber sheet goods 2,400.5 43.5% 851.6 37.1% 181.9% 6,726.6 44.1% 2,026.2 33.6% 232.0 % Total net sales $ 5,508.6 100.0% $ 2,295.5 100.0% 140.0% $ 15,259.0 100.0% $ 6,028.1 100.0% 153.1% 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 99

Reconciliations BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES Combined Financial Data (unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 (in millions) (Pro Forma) (Pro Forma) Net sales $ 5,508.6 $ 3,385.8 $ 15,259.0 $ 9,019.2 Gross margin 1,712.5 844.2 4,365.2 2,318.0 Gross margin % 31.1% 24.9% 28.6% 25.7 % Net income 613.1 130.8 1,283.0 284.2 Adjusted EBITDA 975.9 283.4 2,266.9 694.1 Adjusted net income 696.7 154.4 1,567.0 351.7 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 100

Presenter Bios 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 101

Presenter Bios Dave Flitman Peter Jackson President & Chief Executive Officer Chief Financial Officer Dave Flitman is president and chief executive officer of Builders Peter Jackson is chief financial officer of Builders FirstSource. FirstSource and serves on its board of directors. Prior to the He is responsible for accounting and controls, financial planning merger, Mr. Flitman served as president and chief executive and analysis, investor relations, treasury, tax, and information officer of BMC. technology. Prior to the merger of Builders FirstSource and BMC, Mr. Jackson served as the Builders FirstSource Chief Mr. Flitman previously held the titles of president and chief executive officer of Performance Financial Officer. Foodservice, the largest segment of Performance Food Group, a leader in the foodservice distribution industry known for delivering world-class innovative products and value-added Mr. Jackson brings over 25 years of global financial management experience. He came services. Before this, he served as chief operating officer of Univar, a leading global to Builders FirstSource from Lennox International, Inc., where he served as the Global distributor of industrial and specialty chemicals; president of Univar USA and chief supply Refrigeration Segment CFO, the VP of finance – FP&A and M&A, and Heating & Cooling chain officer; executive vice president and president of water and process services at Segment CFO from 2007 – 2016. Before joining Lennox, Mr. Jackson held multiple financial Ecolab; and held several executive leadership roles at Nalco. Mr. Flitman also worked as leadership positions at SPX Corporation, General Electric, and Gerber Scientific after president of Allegheny Power and vice president of distribution at its parent company, starting his career in public accounting. Allegheny Energy, after spending nearly 20 years at DuPont in various operational, commercial and global business leadership positions. Mr. Jackson earned his bachelor’s degree in business administration from Bryant University. He is a certified public accountant and holds a master’s in business Mr. Flitman is a director at Veritiv Corporation, a leading publicly-held packaging administration from Rensselaer Polytechnic Institute. distribution company, and serves on both the Audit and Finance Committee, as well as the Compensation and Leadership Development Committee. He earned a bachelor’s degree in chemical engineering from Purdue University. With a son, Josh, serving as a U.S. Army CAV Scout, Mr. Flitman is passionate about finding ways to serve members and veterans of the U.S. military forces through recruitment efforts and career opportunities. He is also a proud supporter of the Leukemia & Lymphoma Society. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 102

Presenter Bios Mike Farmer Lea Allah President, Commercial Operations D&I Leader and HR Director Mike Farmer is president of commercial operations at Builders Lea Allah is a regional human resources director and diversity FirstSource. He oversees the company’s health and safety and inclusion leader at Builders FirstSource. She is responsible programs, millwork and components sales and operations, for the effective and consistent coordination and marketing strategy, pro remodel segment, installed services, implementation of HR business processes; delivering operational excellence and innovation, sales excellence, and real estate. In this role, Mr. operational excellence at both the strategic and tactical levels for the Mid-Atlantic Region. Farmer is responsible for leading the implementation of commercial operations best Working directly with divisional and regional leadership, local business leaders and practices to create sustainable growth and drive innovation through best-in-class operational staff, Ms. Allah also oversees employee relations, performance management ® manufacturing capabilities in components, millwork, and READY-FRAME , while providing and learning and development opportunities. Additionally, she spearheads the company’s an exceptional customer experience. diversity and inclusion initiative to create a safe, collaborative environment in which all team members are empowered to reach their fullest potential. Prior to the merger of Builders FirstSource and BMC, Mr. Farmer served as executive vice president of operational excellence, people and growth at BMC. Before that, he worked as Ms. Allah has been with BFS for 17 years, beginning as an office administrator with Stock the company’s senior vice president of human resources. Mr. Farmer joined Stock Building Building Supply. Since then, she has played an integral role in guiding team members Supply in 2006, which merged with BMC in 2015, as a member of its human resources through mergers and acquisitions while reinforcing our company culture and introducing department. Prior to that, Mr. Farmer held a number of leadership positions at new pathways for growth. Ms. Allah has previously held roles at Gateway Country, Cigna ATX-CoreComm. Healthcare and Motels of America. She earned a Diversity and Inclusion Certificate from Cornell University’s School of Industrial and Labor Relations. Ms. Allah is also certified in Mr. Farmer earned his bachelor’s degree from Hope College and master’s degree from Diversity, Inclusion and Belonging by LinkedIn Learning; Diversity Awareness and Inclusion Michigan State University, and he has completed executive development programs at the Facilitator by Visions 2000; and is a Certified Trainer with Jill Hickman Companies. Wharton School of the University of Pennsylvania and at Harvard University. Mr. Farmer is also a notable leader of the NC Triangle Area Leukemia & Lymphoma Society. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 103

Presenter Bios Dave Rush Tim Page EVP, IMO Leader EVP, Digital Solutions Dave Rush is executive vice president and IMO leader at Tim Page is executive vice president of digital solutions at Builders FirstSource. He is responsible for co-managing the Builders FirstSource. He is responsible for accelerating the integration, building key processes, and identifying and company’s digital journey and business results through developing the capabilities needed to capture value developing technologies that create customer value and drive opportunities presented by the merger of Builders FirstSource and BMC. Prior to the efficiency in residential homebuilding. Mr. Page has responsibility over our recent digital merger of Builders FirstSource and BMC, Mr. Rush served as COO of Builders acquisitions to deliver innovative technology products that streamline the interaction of FirstSource’s eastern division. construction process participants. Mr. Rush started his career in 1999 with the acquisition of Pelican Companies, where he Prior to the merger of Builders FirstSource and BMC, Mr. Page served as senior vice was vice president of finance. In 2003, he moved into operations as area vice president for president of strategy and business development and SVP of integration at Builders South Carolina, North Carolina and Tennessee until 2015. Mr. Rush was instrumental in FirstSource. He came to the company through the ProBuild, Inc. acquisition in 2015, where the acquisition of ProBuild as the legacy Builders FirstSource Senior Integration Leader he served in a variety of executive roles, including SVP of strategy and technology and vice through 2017. Mr. Rush also served as SVP of strategy and business development, president of operations finance. He began his career at Honeywell, where he gained overseeing merger and acquisition work, business line reviews and other special projects. experience across multiple industries and held several executive level roles in finance, general management, and sales and marketing Mr. Rush earned his bachelor’s in accounting from the University of North Carolina at Chapel Hill. Mr. Page earned his bachelor’s degree in finance from Providence College. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 104

Presenter Bios Nate Herbst Mike Neese SVP of Product Development, Paradigm SVP, Investor Relations Nate Herbst is senior vice president of product development, Mike Neese is a proven executive with over 20 years of Paradigm at Builders FirstSource. Notably, he is a Founder of experience working with public companies to lead investor Paradigm, a software company that serves Manufacturers, relations and strategic communications activities. Currently, Retailers and Builders in the residential construction industry. Mr. Neese is the SVP, Investor Relations for Builders Paradigm was founded in 1999 and is trusted by some of the largest companies in North FirstSource after completing the Builders FirstSource and BMC merger in January 2021. In America to power their sales organizations including the three largest building retailers in 2019, he joined BMC from Performance Food Group where he successfully built the the market. Paradigm has nearly 300 employees in America and has demonstrated strong investor relations strategy and infrastructure as the company transitioned from a private to growth every year. Builders FirstSource acquired Paradigm in 2021 where Nathan a publicly-traded company and supported Performance Food Group on multiple strategic continues to lead product development. acquisitions. Mr. Neese has held Investor Relations and Communications roles at multi- national organizations including Altria Group, Phillip Morris and Kraft Foods. 2 0 2 1 I N V E S T O R D A Y – © B U I L D E R S F I R S T S O U R C E 105